Security Information






Security Purchased

CUSIP
KYG2112Y1098

Issuer
CHINA DONGXIANG GROUP

Underwriters
DBSI, Merrill Lynch, BNP Paribas, BOC
International, First Shanghai Securities,
Guotai
Junan Securities, Sun Hung Kai International,
Tai
Fook Securities

Years of continuous operation, including predecessors
> 3 years

Ticker
3818 HK

Is the affiliate a manager or co-manager of offering?
Lead Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/3/2007

Total dollar amount of offering sold to QIBs
 $         705,219,072

Total dollar amount of any concurrent public
offering
 $                                       -

Total
 $         705,219,072

Public offering price
 $                            0.51

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                        0.02

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
77,000
 $                     39,492
0.01%

New York Funds





DWS Emerging Markets Equity Fund
New York
                      237,000
 $                   121,554
0.02%

DWS Global Thematic Fund
New York
                   1,043,000
 $                   534,941
0.08%

Total

1,357,000
 $                   695,987
0.10%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
BRBOVHACNOR5

Issuer
BOVESPA HOLDINGS SA

Underwriters
Credit Suisse, Goldman Sachs, Banco Bradesco,
Banco Itau, Banco Santander, UBS, BB Banco De
Investimentos, DBSI, HSBC

Years of continuous operation, including predecessors
> 3 years

Ticker
BOVH3 BZ

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/24/2007

Total dollar amount of offering sold to QIBs
 $    3,200,734,444

Total dollar amount of any concurrent public
offering
 $                             -

Total
 $     3,200,734,444

Public offering price
 $                  12.78

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                 0.26

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
10,600
 $                       5,437
0.00%

DWS International Select Equity VIP
Chicago
20,300
 $                     10,412
0.00%

New York Funds





DWS Emerging Markets Equity Fund
New York
                        33,300
 $                     17,079
0.00%

DWS Global Thematic Fund
New York
                      142,300
 $                     72,984
0.01%

DWS International Fund
New York
                      191,700
 $                     98,320
0.01%

DWS International Select Equity Fund
New York
                        21,500
 $                     11,027
0.00%

DWS International VIP
New York
                        61,000
 $                     31,286
0.00%

DWS Latin America Equity Fund
New York
84,600
 $                     43,390
0.01%

Total

565,300
 $                   289,935
0.04%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
AEDFXA0M6V00

Issuer
DP WORLD LIMITED

Underwriters
DBSI, Dubai Islamic Bank, Merrill Lynch, Suaa
Capital

Years of continuous operation, including predecessors
> 3 years

Ticker
DPW DU

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/21/2007

Total dollar amount of offering sold to QIBs
 $    4,963,400,000

Total dollar amount of any concurrent public
offering
 $                          -

Total
 $   4,963,400,000

Public offering price
 $                1.30

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $               0.01

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
248,999
 $                   127,708
0.02%

DWS International Select Equity VIP
Chicago
372,300
 $                   190,948
0.03%

New York Funds





DWS Global Thematic Fund
New York
                   3,583,804
 $
1,838,085
0.26%

DWS International Fund
New York
                   3,540,300
 $
1,815,772
0.26%

DWS International Select Equity Fund
New York
402,700
 $                   206,539
0.03%

DWS International VIP
New York
                   1,125,100
 $                   577,049
0.08%

Total

9,273,203
 $
4,756,102
0.67%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
GB00B29BCK10

Issuer
EURASIAN NATURAL RESOURCES

Underwriters
ABN Amro, Credit Suisse, DBSI, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Ticker
ENRC LN

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/6/2007

Total dollar amount of offering sold to QIBs
 $ 2,767,351,653

Total dollar amount of any concurrent public
offering
 $                      -

Total
 $    2,767,351,653

Public offering price
 $                 10.96

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                       0.31

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
52,840
 $                     27,101
0.00%

New York Funds





DWS Global Thematic Fund
New York
758,685
 $                   389,119
0.06%

Total

811,525
 $                   416,220
0.06%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.